Convertible Senior Notes	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
CONVERTIBLE SENIOR NOTES
14.
CONVERTIBLE SENIOR NOTES

2023 Convertible Senior Notes

On December 4, 2018, the Company issued US$750 million convertible senior notes (the “2023 Notes”). The 2023 Notes are senior, unsecured obligations of the Company, and interest is payable semi-annually in cash at a rate of 3.75% per annum on June 1 and December 1 of each year, beginning on June 1, 2019. The 2023 Notes will mature on December 1, 2023 unless redeemed, repurchased or converted prior to such date.

The initial conversion rate of the 2023 Notes is 37.1830 of the Company’s ADS per US$1,000 principal amount of the 2023 Notes (which is equivalent to an initial conversion price of approximately US$26.89 per ADS). Prior to June 1, 2023, the 2023 Notes will be convertible at the option of the holders only upon the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on March 31, 2019, if the last reported sale price of ADSs for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price; (2) during the five business day period after any ten consecutive trading day period in which the trading price per US$1,000 principal amount of notes was less than 98% of the product of the last reported sale price of the ADSs and the conversion rate on each such trading day; (3) if the Company calls the notes for a tax redemption; or (4) upon the occurrence of specified corporate events. Thereafter, the 2023 Notes will be convertible at the option of the holders at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The conversion rate is subject to adjustment in some events but is not adjusted for any accrued and unpaid interest. In addition, following a make-whole fundamental change that occurs prior to the maturity date or following the Company’s delivery of a notice of a tax redemption, the Company will increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or such tax redemption. Upon conversion, the Company will pay or deliver to such converting holders, as the case may be, cash, ADSs, or a combination of cash and ADSs, at its election.

The holders may require the Company to repurchase all or a portion of the 2023 Notes for cash on December 1, 2021, or upon a fundamental change, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest. In 2021, the Company repurchased US$746.8 million aggregate principal amount of the 2023 Notes as requested by the holders. Following settlement of the repurchase, the repurchase amount which was fully accreted was derecognized and US$3.2 million (equivalent to RMB22.1 million) aggregate principal amount of the 2023 Notes remained outstanding and was included in “Convertible senior notes, current portion” as of December 31, 2022 as it will mature on December 1, 2023.

In connection with the issuance of the 2023 Notes, the Company purchased capped call options (the “2023 Capped Call”) on the Company’s ADS with certain counterparties at a price of US$67.5 million. The counterparties agreed to sell to the Company up to approximately 27.9 million of the Company’s ADSs upon the Company’s exercise of the 2023 Capped Call. The exercise price is equal to the 2023 Notes’ initial conversion price and the cap price is US$38.42 per ADS, subject to certain adjustments under the terms of the capped call transactions. The capped call transactions are expected to reduce potential dilution to existing holders of the ordinary shares and ADSs of the Company upon conversion of the 2023 Notes and/or offset any potential cash payments that the Company is required to make in excess of the principal amount of any converted notes, as the case may be, with such reduction and/or offset subject to a cap.

2025 Convertible Senior Notes

On March 29, 2019, the Company issued US$1,200 million convertible senior notes (the “2025 Notes”). The 2025 Notes are senior, unsecured obligations of the Company, and interest is payable semi-annually in cash at a rate of 2.00% per annum on October 1 and April 1 of each year, beginning on October 1, 2019. The 2025 Notes will mature on April 1, 2025 unless redeemed, repurchased or converted prior to such date.

The initial conversion rate of the 2025 Notes is 33.0003 of the Company’s ADS per US$1,000 principal amount of the 2025 Notes (which is equivalent to an initial conversion price of approximately US$30.30 per ADS). Prior to October 1, 2024, the 2025 Notes will be convertible at the option of the holders only upon the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on June 30, 2019, if the last reported sale price of ADSs for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price; (2) during the five business day period after any ten consecutive trading day period in which the trading price per US$1,000 principal amount of notes was less than 98% of the product of the last reported sale price of the ADSs and the conversion rate on each such trading day; (3) if the Company calls the notes for a tax redemption; or (4) upon the occurrence of specified corporate events. Thereafter, the 2025 Notes will be convertible at the option of the holders at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The conversion rate is subject to adjustment in some events but is not adjusted for any accrued and unpaid interest. In addition, following a make-whole fundamental change that occurs prior to the maturity date or following the Company’s delivery of a notice of a tax redemption, the Company will increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or such tax redemption. Upon conversion, the Company will pay or deliver to such converting holders, as the case may be, cash, ADSs, or a combination of cash and ADSs, at its election.

The holders may require the Company to repurchase all or a portion of the 2025 Notes for cash on April 1, 2023, or upon a fundamental change, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest.

In connection with the issuance of the 2025 Notes, the Company purchased capped call options (the “2025 Capped Call”) on the Company’s ADS with certain counterparties at a price of US$84.5 million. The counterparties agreed to sell to the Company up to approximately 39.6 million of the Company’s ADSs upon the Company’s exercise of the 2025 Capped Call. The exercise price is equal to the 2025 Notes’ initial conversion price and the cap price is US$40.02 per ADS, subject to certain adjustments under the terms of the capped call transactions. The capped call transactions are expected to reduce potential dilution to existing holders of the ordinary shares and ADSs of the Company upon conversion of the 2025 Notes and/or offset any potential cash payments that the Company is required to make in excess of the principal amount of any converted notes, as the case may be, with such reduction and/or offset subject to a cap.

2026 Convertible Senior Notes

On December 21, 2020, the Company issued US$800 million convertible senior notes and offered an additional US$100 million principal amount simultaneously, pursuant to the underwriters’ option to purchase additional notes. On January 8, 2021, the additional US$100 million principal amount was issued pursuant to the underwriters’ exercise of their option. The convertible senior notes issued on December 21, 2020 and January 8, 2021 (collectively referred to as the “2026 Notes”) are senior, unsecured obligations of the Company, and interest is payable semi-annually in cash at a rate of 4.00% per annum on June 15 and December 15 of each year, beginning on June 15, 2021. The 2026 Notes will mature on December 15, 2026 unless redeemed, repurchased or converted prior to such date.

The initial conversion rate of the 2026 Notes is 44.8179 of the Company’s ADS per US$1,000 principal amount of the 2026 Notes (which is equivalent to an initial conversion price of approximately US$22.31 per ADS). Prior to June 15, 2026, the 2026 Notes will be convertible at the option of the holders only upon the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on March 31, 2021, if the last reported sale price of ADSs for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price; (2) during the five business day period after any ten consecutive trading day period in which the trading price per US$1,000 principal amount of notes was less than 98% of the product of the last reported sale price of the ADSs and the conversion rate on each such trading day; (3) if the Company calls the notes for a tax redemption; or (4) upon the occurrence of specified corporate events. Thereafter, the 2026 Notes will be convertible at the option of the holders at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The conversion rate is subject to adjustment in some events but is not adjusted for any accrued and unpaid interest. In addition, following a make-whole fundamental change that occurs prior to the maturity date or following the Company’s delivery of a notice of a tax redemption, the Company will increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or such tax redemption. Upon conversion, the Company will pay or deliver to such converting holders, as the case may be, cash, ADSs, or a combination of cash and ADSs, at its election.

The holders may require the Company to repurchase all or a portion of the 2026 Notes for cash on August 1, 2024, or upon a fundamental change, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest.

PAG Convertible Senior Notes

On December 30, 2022, the Company issued US$500 million convertible senior notes (the “PAG Notes”), pursuant to the definitive agreements entered into with PAGAC IV-1 (Cayman) Limited, PAG Pegasus Fund LP and/or their affiliates (collectively, the "Investors") in August 2022. The PAG Notes are senior, secured obligations of the Company by certain collateral arrangements, and interest is payable quarterly in cash at a rate of 6.00% per annum on January 1, April 1, July 1 and October 1 of each year, beginning on April 1, 2023. The PAG Notes will mature on the fifth anniversary of the issuance date unless redeemed, repurchased or converted prior to such date. The Company offered an additional US$50 million principal amount of the PAG Notes simultaneously, pursuant to the Investors’ option to purchase additional notes.

The PAG Notes will be convertible at the holder's option at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date and subject to the terms of the PAG Notes, at an initial conversion rate of 216.9668 ADS per US$ 1,000 principal amount of the PAG Notes (which is equivalent to an initial conversion price of approximately US$4.61 per ADS). Following a make-whole fundamental change that occurs prior to the maturity date, the Company will increase the conversion rate for a holder who elects to convert its notes in connection with such make-whole fundamental change.

Holders of the PAG Notes have the right to require the Company to repurchase for cash all or part of their Notes, at a repurchase price equal to 120% and 130% of the principal amount of the PAG Notes on or shortly after the third anniversary of the issuance date and the fifth anniversary of the issuance date, respectively. Upon the closing of the transaction, the Investors have appointed the executive chairman of PAG, as a member to the board of directors, a member of the compensation committee and a non-voting member of the audit committee of the Company pursuant to their rights in the definitive agreements. The repayments of PAG Notes are guaranteed by equity interests of certain subsidiaries within the Group and collateralized by all the cash consideration related to certain contracts for which RMB750,000 (US$108,740) cash consideration has been received as of December 31, 2022 and reported as long-term restricted cash balances (Note 6).

Under the terms of the indentures governing the 2023 Notes, 2025 Notes, 2026 Notes and PAG Notes, events of default include:

(i) default in any payment of interest or additional amounts as defined under the respective indenture for a period of 30 days;

(ii) default in the payment of principal of the 2023 Notes, 2025 Notes and 2026 Notes when due and payable, or repurchase amount for the PAG Notes when due;

(iii) failure by the Company to comply with its obligation to convert the notes upon exercise of a holder’s conversion right for a period of five business days;

(iv) failure by the Company to issue a Fundamental Change Company Notice or a Make-Whole Fundamental Change as defined under the respective indenture or a specified corporate event when due for a period of five business days;

(v) failure by the Company to comply with its obligations relating to consolidation, merger, sale, conveyance and lease under article 11 of the respective indenture;

(vi) failure by the Company for 60 days after written notice from the trustee or by the trustee at the request of the holders of at least 25% in aggregate principal amount of the respective notes then outstanding has been received by the Company to comply with any of other agreements contained in the respective notes or the indenture;

(vii) default by the Company or its significant subsidiaries (as defined in Article 1, Rule 1-02 of Regulation S-X), with respect to any mortgage, agreement or other instrument under which there may be outstanding, secured or evidenced any indebtedness in excess of US$60 million (or an equivalent amount in foreign currency) for the 2023 Notes, 2025 Notes and 2026 Notes or in excess of US$100 million (or an equivalent amount in foreign currency) for the PAG Notes, resulting in accelerated maturity or a failure to pay principal or interest when due, and such indebtedness is not discharged, or such acceleration is not otherwise cured or rescinded, within 30 days;

(viii) a delay in payment or discharge of a final judgment for the payment of US$60 million (or an equivalent amount in foreign currency) for the 2023 Notes, 2025 Notes and 2026 Notes or the payment of US$100 million (or an equivalent amount in foreign currency) for the PAG Notes rendered against the Company or any of its significant subsidiaries;

(ix) the Company or any of its significant subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief; and

(x) an involuntary case or other proceeding shall be commenced against the Company or its significant subsidiaries seeking liquidation, reorganization or other relief, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 30 consecutive days.

The indentures for the 2023 Notes, 2025 Notes, 2026 Notes and PAG Notes (collectively as the “Notes”) define a “fundamental change” to include, among other things: (i) any person or group gaining control of the Company, (ii) any recapitalization, reclassification or change of the Company’s ordinary shares or ADSs as a result of which these securities would be converted into, or exchanged for, stock, other securities, other property or assets; (iii) the shareholders of the Company approving any plan or proposal for the liquidation or dissolution of the Company; (iv) the Company’s ADSs ceasing to be listed on Nasdaq Stock Market; or (v) any change in or amendment to the laws, regulations and rules of the PRC resulting in the Group being legally prohibited from operating substantially all of the business operations conducted by the Group being unable to continue to derive substantially all of the economic benefits from the business operations conducted by these entities.

Upon the occurrence of an event of default which includes default on principal payment of the 2025 Notes when due on April 1, 2023, the trustee or the holders of at least 25% in aggregate principal amount may declare the whole principal of (or, in the case of the PAG notes, 120% or 130% of the principal amount for such notes, as the case may be, depending on the date of occurrence of the event of default), and accrued and unpaid interest on, all the outstanding convertible senior notes to be due and payable immediately, subject to certain exceptions and conditions under the respective indenture. The Company may also be required to pay additional interest. Upon the occurrence of a fundamental change, holders of the notes will have the right, at their option, to require the Company to repurchase all of their notes or any portion of the principal amount (or, in the case of the PAG notes, 120% or 130% of the principal amount for such notes, as the case may be, depending on the date of occurrence of the fundamental change), and accrued and unpaid interests. In the event of a fundamental change, the Company may also be required to issue additional ADSs upon conversion of its convertible notes. As of December 31, 2022, there was no such event of default or fundamental change.

Accounting for Convertible Senior Notes

Adoption of ASU 2020-06

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”), which focuses on amending the legacy guidance on convertible instruments and the derivatives scope exception for contracts in an entity’s own equity. ASU 2020-06 simplifies an issuer’s accounting for convertible instruments by reducing the number of accounting models that require separate accounting for embedded conversion features. The Group adopted ASU 2020-06 on January 1, 2022, using a modified retrospective transition method, which resulted in a cumulative-effect adjustment to decrease the opening balance of additional paid-in capital and accumulated deficit on January 1, 2022 by RMB1,432,986 (US$207,763) and RMB772,123 (US$111,947), respectively, and increase the opening balance of convertible senior notes on January 1, 2022 by RMB635,925 (US$92,200), with remaining impact shown in accumulated other comprehensive income. For the year ended December 31, 2022, the adoption of ASU 2020-06 caused a decrease in net loss of RMB393,298 (US$57,023), a decrease of RMB0.07 (US$0.01) and RMB0.46 (US$0.07) in net loss per ordinary share and net loss per ADS, respectively, due to lower effective interest rates.

Prior to the adoption of ASU 2020-06, as the conversion option may be settled in cash at the Company’s option, the Company separated the 2023 Notes, the 2025 Notes and the 2026 Notes into liability and equity components in accordance with ASC subtopic 470-20, Debt with Conversion and Other Options (“ASC 470-20”). The carrying amount of the liability component was calculated by measuring the fair value of a similar liability that does not have an associated conversion feature. The carrying amount of the equity component representing the conversion option was determined by deducting the fair value of the liability component from the initial proceeds and recorded as additional paid-in capital. The difference between the principal amount of each of the Notes and the liability component was considered debt discount and was amortized using the effective interest method to accrete the discounted carrying value of the Notes to its face value on the respective put dates of the Notes. Debt issuance costs were allocated to the liability and equity components based on the same proportion as the recognized amounts of liability and equity components determined aforementioned.

After the adoption of ASU 2020-06, as the Notes were not issued at a substantial premium, all of the proceeds received from the issuance of the Notes are recorded as a liability on the consolidated balance sheet in accordance with ASC 470-20. That is, no portion of the proceeds from issuing the Notes are attributed to the conversion option at inception. The difference between the principal amount of each of the Notes and net proceeds from the issuance is considered debt discount and is amortized at their respective effective interest rates to accrete the carrying value of the Notes to its face value (120% of the principal amount for PAG Notes) on the respective put dates of the Notes. For the years ended December 31, 2020, 2021 and 2022, the effective interest rates of the Notes were as follows:

	For the years ended December 31,
	2020	2021	2022
	%	%	%
The 2023 Notes	7.04%	7.04%	4.41%
The 2025 Notes	6.01%	6.01%	2.48%
The 2026 Notes	6.94%	6.94%	4.53%
The PAG Notes	N/A	N/A	12.27%

The cost of the 2023 Capped Call and 2025 Capped Call of US$67.5 million and US$84.5 million were recorded as a reduction of the Company’s additional paid-in capital on the consolidated balance sheets with no subsequent changes in fair value recorded.

The net proceeds from the issuance of the 2023 Notes, the 2025 Notes, the 2026 Notes and the PAG Notes were US$736.7 million, US$1,179.0 million, US$884.3 million and US$491.9 million, after deducting underwriting discounts and offering expenses of US$13.3 million, US$21.0 million, US$15.7 million and US$8.1 million from the initial proceeds of US$750 million, US$1,200 million, US$900 million and US$500 million, respectively.

The carrying amount of the Notes as of December 31, 2021 and 2022 were as follows:

	As of December 31, 2021	As of December 31, 2022
	RMB	RMB	US$
Liability component:
Principal	13,402,897	17,985,817	2,607,698
Less: unamortized debt discount	750,725	112,091	16,251
Net carrying amount	12,652,172	17,873,726	2,591,447
Equity component:
Carrying amount	1,793,011	360,025	52,199

For the years ended December 31, 2020, 2021 and 2022, the amounts of interest cost recognized were as follows:

	For the years ended December 31,
	2020	2021	2022	2022
	RMB	RMB	RMB	US$
Contractual interest expense	364,922	556,382	404,120	58,592
Amortization of the discount and issuance costs	434,317	559,332	65,475	9,493
Total	799,239	1,115,714	469,595	68,085

As of December 31, 2022, the liability component of the 2025 Notes, the 2026 Notes and the PAG Notes will be accreted up to the principal amount of US$1,200 million, US$900 million and US$600 million (120% of the principal amount of PAG Notes) over a remaining period of 0.25 years, 1.59 years and 3.00 years, respectively. The amount repayable within the next twelve months are classified as “Convertible senior notes, current portion” on the consolidated balance sheets.

The aggregate amounts upon scheduled maturities of RMB22.1 million (US$3.2 million), RMB8,290.9 million (US$1,202.1 million), RMB6,218.2 million (US$901.6 million) and RMB4,490.9 million (US$651.1 million) of the 2023 Notes, the 2025 Notes, the 2026 Notes and the PAG Notes will be repaid when they become due in 2023, 2025, 2026 and 2028, respectively, assuming there is no conversion of the Notes, no redemption of the Notes prior to their maturities, the convertible senior notes bondholders hold the Notes until their maturities and the Company elects to fully settle the Notes in cash.